SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2003

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas, New York, New York		10020

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-399-8000

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On August 12, 2003, the Company posted a slide show on its website in connection with its quarterly earnings conference call. A copy of the slide show is attached hereto as Exhibit 99.1.

Exhibit 99.1: Investor Presentation of the Company, dated August 12, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: August 13, 2003	By:	/s/ NICHOLAS J. CAMERA

Nicholas J. Camera Senior Vice President, General Counsel and Secretary

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